SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2001
                                                  ---------------

                          PROFESSIONAL DETAILING, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         DELAWARE                       0-24249                 22-2919486
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

10 Mountainview Road,
Upper Saddle River, NJ                                           07458
------------------------                               -------------------------
(Address of principal                                         (Zip Code)
   executive office)

                                 (201) 258-8450
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code:

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

      On August 13, 2001 the Registrant issued the following press release:

               "PDI REPORTS SECOND QUARTER 2001 FINANCIAL RESULTS

  Revenue of $143.9 million; Operating Income of $6.4 million; and Earnings of
                                $0.31 per share

Upper Saddle River, New Jersey (Monday, August 13, 2001). Professional Detailing, Inc. (Nasdaq:PDII) today announced revenue, operating income, net income and net income per share for the quarter and six months ended June 30, 2001.

Quarterly Results

Net total revenue for the quarter ended June 30, 2001 was $143.9 million, an increase of 89.9% over net total revenue of $75.8 million for the quarter ended June 30, 2000. Net product revenue was $79.2 million and was zero in the comparable prior year period. Net service revenue was $64.8 million, 14.5% less than net service revenue of $75.8 million for the quarter ended June 30, 2000. Operating income was $6.4 million or 19.2% less than operating income of $7.9 million for the quarter ended June 30, 2000. Net income was $4.4 million, 8.3% less than net income of $4.8 million for the quarter ended June 30, 2000. Diluted net income per share for the quarter ended June 30, 2001 was $0.31 versus $0.35 for the quarter ended June 30, 2000.

Year-to-Date Results

Net total revenue for the six months ended June 30, 2001 was $317.0 million, an increase of 115.5% over net total revenue of $147.1 million for the six months ended June 30, 2000. Net product revenue was $174.1 million and was zero in the comparable prior year period. Net service revenue was $142.9 million versus $147.1 million for the six months ended June 30, 2000. Operating income was $23.1 million versus $16.7 million for the six months ended June 30, 2000. Net income was $15.3 million versus $10.5 million for the six months ended June 30, 2000. Diluted net income per share of $1.08 for the six months ended June 30, 2001 was 38.5% higher than diluted net income per share of $0.78 for the six months ended June 30, 2000.

Charles T. Saldarini, Chief Executive Officer of Professional Detailing, Inc. commented, "We are very pleased with our results for the second quarter which reflects the current dynamics of the fee-for-service industry and the increasing emphasis and investments that we are placing on our current co-promotion and commercialization agreements."

Recent Developments

On August 8, 2001, Bayer Corporation announced that it was voluntarily withdrawing Baycol from the U.S. market. PDI confirmed that it has an agreement with Bayer, pursuant to which its sales force markets three different products on Bayer's behalf, including Baycol. Based upon PDI's most recent discussions with Bayer, Bayer has informed PDI that it has no present intention of modifying its contract


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

with PDI at this time, although Bayer has a contractual right to terminate the contract upon 75 days written notice.

Webcast

PDI will conduct a live webcast of its Earnings Release Briefing at 9:00 AM EDT on August 14, 2001. The live webcast of the event will be accessible through PDI's website, www.pdi-inc.com and will be archived on the website for future on-demand replay.

Company Background & Services

Professional Detailing, Inc. is a leading provider of sales and marketing services to the United States pharmaceutical industry. We have achieved our leadership position based on more than 15 years of designing and executing customized sales and marketing programs for many of the pharmaceutical industry's largest companies and have long standing relationships with our major clients.

The Company provides several principal services:

Dedicated Contract Sales Services, in which programs are customized to client specifications;
Syndicated Contract Sales Services, provided through the Company's ProtoCall unit, enabling clients to tap into an existing, large-scale sales team for specific detail positions and periods;
LifeCycle X-Tension Services, provides sales, marketing and distribution services for companies facing portfolio optimization challenges;
PDI Product Commercialization, provides commercial launch services for emerging and biotechnology companies to independently launch new brands;
PDI Co-promotion, provides co-promotion opportunities through PDI's existing sales teams;
Medical Education and Communication Services, provided through the Company's TVG unit, in which clients can access continuing medical education, Sales Force Tactical Briefings(TM) and peer to peer promotion; and Marketing Research and Consulting Services, provided through the Company's TVG unit, enabling clients to study qualitative and quantitative aspects of brand performance on a pre-launch, launch and continuing basis.

      In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that statements in this release which look forward in time involve risks and uncertainties that may cause actual results or achievements to materially differ from those indicated by the forward-looking statements. These forward-looking statements include any statements relating to increased demand for the Company's services, expansion of the Company's business as well as any other statements which are not solely historical. The Company's plans and objectives are based on assumptions involving judgments with respect to future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Therefore, there can be no assurance that the forward-looking statements will prove to be accurate. The Company's documents filed with the SEC identify important factors that may cause the actual results to differ materially from those indicated by the forward-looking statements.


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

                          PROFESSIONAL DETAILING, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)

                                                                                          June 30,    December 31,
                                                                                            2001          2000
                                                                                        -----------
                                                                                        (unaudited)
                                               ASSETS
Current assets:
   Cash and cash equivalents .........................................................     $77,408      $109,000
   Short-term investments ............................................................      41,900         4,907
   Inventory, net ....................................................................      70,281        36,385
   Accounts receivable, net of allowance for doubtful accounts of $2,566 and $250
      as of June 30, 2001 and December 31, 2000, respectively ........................      70,052        84,529
   Unbilled costs and accrued profits on contracts in progress .......................      10,809         2,953
   Deferred training .................................................................      10,645         4,930
   Other current assets ..............................................................       2,936         4,541
   Deferred tax asset ................................................................       4,758         4,758
                                                                                          --------      --------
Total current assets .................................................................     288,789       252,003
Net property, plant & equipment ......................................................      14,332         9,965
Other investments ....................................................................       1,862           760
Other long-term assets ...............................................................       7,504         7,497
                                                                                          --------      --------
Total assets .........................................................................    $312,487      $270,225
                                                                                          --------      --------

                                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable ..................................................................     $42,921       $31,328
   Accrued rebates and sales discounts ...............................................      53,561        24,368
   Accrued incentives ................................................................      20,748        19,824
   Accrued salaries and wages ........................................................       7,244         6,568
   Unearned contract revenue .........................................................      21,265        23,813
   Other accrued expenses ............................................................      11,669        25,382
                                                                                          --------      --------
Total current liabilities ............................................................     157,408       131,283
                                                                                          --------      --------
Long-term liabilities:
     Deferred compensation ...........................................................         169           169
   Deferred tax liability ............................................................         663           663
Other long-term liabilities ..........................................................          --            --
                                                                                          --------      --------
Total long-term liabilities ..........................................................         832           832
                                                                                          --------      --------
Total liabilities ....................................................................    $158,240      $132,115
                                                                                          --------      --------

Stockholders' equity:
   Common stock, $.01 par value; 30,000,000 shares authorized; shares issued and outstanding June 30, 2001 - 13,873,867; December 31, 2000 - 13,837,390;
      restricted $.01 par value; shares issued and outstanding, June 30, 2001 - 7,972;
      December 31, 2000 - 7,972 ......................................................         139           138
   Preferred stock, $.01 par value, 5,000,000 shares authorized, no
      shares issued and outstanding ..................................................          --            --
Additional paid-in capital ...........................................................      97,583        96,945
Additional paid-in capital, restricted ...............................................         217           217
Retained earnings ....................................................................      56,985        41,654
Accumulated other comprehensive loss .................................................         (63)          (34)
Unamortized compensation costs .......................................................        (614)         (810)
                                                                                          --------      --------
Total stockholders' equity ...........................................................     154,247       138,110
                                                                                          --------      --------
Total liabilities & stockholders' equity .............................................    $312,487      $270,225
                                                                                          ========      ========


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

                          PROFESSIONAL DETAILING, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (in thousands, except share and per share data)

                                                                  Three Months Ended June 30,         Six Months Ended June 30,
                                                                  ----------------------------      ----------------------------
                                                                      2001             2000             2001             2000
                                                                  -----------      -----------      -----------      -----------
                                                                                          (unaudited)
Revenue
   Service, net ............................................          $64,789          $75,789         $142,876         $147,078
   Product, net ............................................           79,155               --          174,133               --
                                                                  -----------      -----------      -----------      -----------
      Total revenue, net ...................................          143,944           75,789          317,009          147,078
                                                                  -----------      -----------      -----------      -----------
Cost of goods and services
   Program expenses (including related party amounts of
      $426 and $361 for the quarters ended June 30, 2001
      and 2000, and $585 and $1,064 for the six months
      ended June 30, 2001 and 2000, respectively) ..........           53,321           58,108          108,716          108,228
   Cost of goods sold ......................................           51,523               --          115,738               --
                                                                  -----------      -----------      -----------      -----------
      Total cost of goods and services .....................          104,844           58,108          224,454          108,228
                                                                  -----------      -----------      -----------      -----------

Gross profit ...............................................           39,100           17,681           92,555           38,850

Compensation expense .......................................            9,162            6,794           20,177           15,187
Other selling, general & administrative expenses ...........           23,546            2,972           49,273            6,979
                                                                  -----------      -----------      -----------      -----------
    Total selling, general & administrative expenses .......           32,708            9,766           69,450           22,166
                                                                  -----------      -----------      -----------      -----------
Operating income ...........................................            6,392            7,915           23,105           16,684
Other income, net ..........................................            1,537              255            3,407              939
                                                                  -----------      -----------      -----------      -----------
Income before provision for taxes ..........................            7,929            8,170           26,512           17,623
Provision for income taxes .................................            3,527            3,332           11,181            7,171
                                                                  -----------      -----------      -----------      -----------
Net income .................................................           $4,402           $4,838          $15,331          $10,452
                                                                  ===========      ===========      ===========      ===========

Basic net income per share .................................            $0.32            $0.36            $1.11            $0.79
                                                                  ===========      ===========      ===========      ===========
Diluted net income per share ...............................            $0.31            $0.35            $1.08            $0.78
                                                                  ===========      ===========      ===========      ===========

Basic weighted average number of shares outstanding ........       13,855,662       13,592,028       13,849,327       13,298,612
                                                                  ===========      ===========      ===========      ===========
Diluted weighted average number of shares outstanding ......       14,245,993       13,774,124       14,189,349       13,478,765
                                                                  ===========      ===========      ===========      ===========

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PROFESSIONAL DETAILING, INC.


                                            By: /s/Charles T. Saldarini
                                               ---------------------------------
                                               Charles T. Saldarini
                                                 Chief Executive Officer

Date: August 14, 2001


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